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                                                                  EXHIBIT EX99.q




                                WORLD FUNDS TRUST

                                Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the World Funds Trust (the "Trust"), a Delaware statutory trust, hereby revokes any previous appointments and appoints Karen M. Shupe, and/or Julia J. Gibbs, and/or Franklin A. Trice, III with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of said Trust's, and any and all amendments and supplements to said registration statement (including pre-effective and post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such person to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 30th day of July 2008.




                                   /s/  Gordon McKinley
                                        Gordon McKinley
                                        Trustee

                                   /s/  Robert Burke
                                        Robert Burke
                                        Trustee